Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

10.	Income Taxes.

Fourth quarter 2017 net income included $12,043,000, or $1.20 per share, due to a deferred tax benefit resulting from revaluing the company’s net deferred tax liabilities per the Tax Cuts and Jobs Act of 2017. The company’s net deferred tax liability was reduced as a result of the lower corporate income tax rates applicable to the Company going forward. The adjustment included $209,000 from reducing the effective tax rate for 2017 from 39.5% to 39.07% as a result of not being required to add to deferred taxes in anticipation of future taxable income in excess of $10 million where the federal rate increases from 34% to 35%. Our tax rate including the effect of state income taxes, but not including excess tax benefits from stock option exercises, is projected to decrease from 39.07% to 27.05% starting in 2018.

Income tax expense may differ from the above estimate, possibly materially, due to, changes in interpretations of the Tax Act or related accounting guidance, the projected deferred tax changes for fiscal 2018, and projected effective state tax rates. We currently anticipate finalizing and recording any resulting adjustments by the end of our current fiscal year ending December 31, 2018.

The provision for income taxes for continuing operations consists of the following (in thousands):

	Year ended	Three months ended	Year ended	Year ended
	December 31,	December 31,	September 30,	September 30,
	2017	2016	2016	2015
Current:
Federal	$(1,763)	693	4,807	1,803
State	(429)	185	1,165	524
	(2,192)	878	5,972	2,327
Deferred	9,521	19	1,879	1,568

Total	$7,329	897	7,851	3,895

A reconciliation between the amount of tax shown above and the amount computed at the statutory Federal income tax rate follows (in thousands):

	Year ended	Three months ended	Year ended	Year ended
	December 31,	December 31,	September 30,	September 30,
	2017	2016	2016	2015
Amount computed at statutory
Federal rate	$16,723	777	6,797	3,396
State income taxes (net of Federal
income tax benefit)	2,476	115	1,002	504
Tax Cut and Jobs Act of 2017	(11,834)	—	—	—
Other, net	(36)	5	52	(5)
Provision for income taxes	$7,329	897	7,851	3,895

In this reconciliation, the category “Other, net” consists of changes in unrecognized tax benefits, permanent tax differences related to non-deductible expenses, special tax rates and tax credits, interest and penalties, and adjustments to prior year estimates.

The types of temporary differences and their related tax effects that give rise to deferred tax assets and deferred tax liabilities are presented below (in thousands):

	As of	As of	As of
	December 31,	December 31,	September 30,
	2017	2016	2016
Deferred tax liabilities:
Property and equipment	$25,212	15,127	15,197
Depletion	660	776	526
Unrealized rents	1,166	1,786	1,823
Prepaid expenses	431	763	913
Gross deferred tax liabilities	27,469	18,452	18,459
Deferred tax assets:
Employee benefits and other	1,487	1,997	2,023
Gross deferred tax assets	1,487	1,997	2,023
Net deferred tax liability	$25,982	16,455	16,436

The Company has no unrecognized tax benefits.

FRP tax returns in the U.S. and various states that include the Company are subject to audit by taxing authorities. As of December 31, 2017, the earliest tax year that remains open for audit in the Unites States is 2012.